3rd QUARTER 2020 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corp. 11250 El Camino Real, Suite 200 San Diego, CA 92130 www.roireit.net

Supplemental Disclosure Overview Quarter Ended September 30, 2020 Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely populated, metropolitan markets across the West Coast. As of September 30, 2020, ROIC owned 88 shopping centers encompassing approximately 10.1 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services, S&P Global Ratings and Fitch Ratings, Inc. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs. - 2 -

Supplemental Disclosure Table of Contents Quarter Ended September 30, 2020 Financial Data Page Balance Sheets……..……………………………………………………………..………………………………………………… 4 Income Statements .…………………………………………………………………………………..……..…………...………… 5 Funds From Operations …………………………………………………………………………………………………………… 6 Summary of Debt Outstanding .……………………………………………..…………………………………………………… 7 Selected Financial Analysis .……………………………………………………………………………………………………… 9 Portfolio Data Property Portfolio ………………………………………………….……………………………………………………………… 10 Same-Center Cash Net Operating Income Analysis……………………………………………………………………………… 13 Top Ten Tenants ………………….…………….………………….……………………………………………………………… 14 Lease Expiration Schedule ……………………..………………………..…….………………………………………………… 15 Leasing Summary ………………………………………………………..…................................................................................ 16 Same-Space Comparative Leasing Summary ………………………………………………………..…...................................... 17 Leased vs. Billed Summary …………………………...………….……………………..…......................................................... 18 COVID-19 Status of Tenants ………………………...………………………………..…............................................................ 19 Investor Information …………………………………………………………..…………………………………………………… 20 - 3 -

Supplemental Disclosure Balance Sheets Quarter Ended September 30, 2020 (unaudited, dollars in thousands, except par values and share amounts) 09/30/20 12/31/19 ASSETS: Real Estate Investments: Land $ 881,764 $ 879,540 Building and improvements 2,262,430 2,252,301 3,144,194 3,131,841 Less: accumulated depreciation 440,541 390,916 2,703,653 2,740,925 Mortgage note receivable 4,979 13,000 Real Estate Investments, net 2,708,632 2,753,925 Cash and cash equivalents 58,458 3,800 Restricted cash 1,990 1,658 Tenant and other receivables, net 56,122 45,821 Acquired lease intangible assets, net 53,320 59,701 Prepaid expenses 1,285 3,169 Deferred charges, net 24,026 27,652 Other assets 17,543 18,031 TOTAL ASSETS $ 2,921,376 $ 2,913,757 LIABILITIES: Term loan $ 298,433 $ 298,330 Credit facility 100,544 80,743 Senior Notes 943,267 942,850 Mortgage notes payable 86,766 87,523 Acquired lease intangible liabilities, net 133,590 144,757 Accounts payable and accrued expenses 28,755 17,562 Tenants' security deposits 6,977 7,177 Other liabilities 45,370 42,987 TOTAL LIABILITIES 1,643,702 1,621,929 EQUITY: Common stock, $.0001 par value 500,000,000 shares authorized 12 12 Additional paid-in capital 1,493,989 1,481,466 Dividends in excess of earnings (298,212) (297,998) Accumulated other comprehensive loss (10,230) (4,132) Total Retail Opportunity Investments Corp. stockholders' equity 1,185,559 1,179,348 Non-controlling interests 92,115 112,480 TOTAL EQUITY 1,277,674 1,291,828 TOTAL LIABILITIES AND EQUITY $ 2,921,376 $ 2,913,757 The Company's Form 10-Q for the quarter ended September 30, 2020, and Form 10-K for the year ended December 31, 2019 should be read in conjunction with the above information. - 4 -

Supplemental Disclosure
Quarter Ended September 30, 2020

Income Statements

(unaudited, in thousands, except per share amounts)

	Three Months Ended 09/30/20	Three Months Ended 09/30/19	Nine Months Ended 09/30/20	Nine Months Ended 09/30/19
REVENUES:				
Rental revenue [1]	$ 69,066	$ 71,793	$ 208,997	$ 218,981
Other income	706	645	2,199	2,440
TOTAL REVENUES	69,772	72,438	211,196	221,421
OPERATING EXPENSES:				
Property operating	10,313	10,995	30,203	32,766
Property taxes	8,510	8,113	25,265	24,183
Depreciation and amortization	24,649	24,163	73,041	73,367
General and administrative expenses	4,101	4,448	11,974	13,674
Other expense	165	47	525	1,364
TOTAL OPERATING EXPENSES	47,738	47,766	141,008	145,354
Gain on sale of real estate	-	10,357	-	13,175
OPERATING INCOME	22,034	35,029	70,188	89,242
NON-OPERATING EXPENSES:				
Interest expense and other finance expenses	(15,065)	(15,401)	(45,047)	(46,685)
NET INCOME	6,969	19,628	25,141	42,557
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(503)	(1,770)	(2,026)	(3,864)
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 6,466	$ 17,858	$ 23,115	$ 38,693
NET INCOME PER COMMON SHARE - BASIC	$ 0.06	$ 0.16	$ 0.20	$ 0.34
NET INCOME PER COMMON SHARE - DILUTED	$ 0.06	$ 0.16	$ 0.20	$ 0.34
Weighted average common shares outstanding - basic	117,218	113,814	116,523	113,726
Weighted average common shares outstanding - diluted	126,610	125,541	126,812	125,498

	Three Months Ended 09/30/20	Three Months Ended 09/30/19	Nine Months Ended 09/30/20	Nine Months Ended 09/30/19
[1] RENTAL REVENUE				
Base rents	$ 51,300	$ 51,472	$ 155,254	$ 154,298
Recoveries from tenants	16,874	16,690	51,232	50,662
Straight-line rent	333	924	563	2,650
Amortization of above- and below-market rent	2,756	3,087	10,756	13,025
Bad debt	(2,197)	(380)	(8,808)	(1,654)
TOTAL RENTAL REVENUE	$ 69,066	$ 71,793	$ 208,997	$ 218,981

The Company's Form 10-Q for the quarters ended September 30, 2020 and September 30, 2019 should be read in conjunction with the above information.

- 5 -

ROIC RETAIL OPPORTUNITY INVESTMENTS CORP

Funds From Operations

Supplemental Disclosure
Quarter Ended September 30, 2020

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended	
	09/30/20	09/30/19	09/30/20	09/30/19
Funds from Operations (FFO) [(1)] **:**				
Net income attributable to ROIC common stockholders	$ 6,466	$ 17,858	$ 23,115	$ 38,693
Plus:				
Depreciation and amortization expense	24,649	24,163	73,041	73,367
Less:				
Gain on sale of real estate	-	(10,357)	-	(13,175)
FUNDS FROM OPERATIONS - BASIC	31,115	31,664	96,156	98,885
Net income attributable to non-controlling interests	503	1,770	2,026	3,864
FUNDS FROM OPERATIONS - DILUTED	$ 31,618	$ 33,434	$ 98,182	$ 102,749
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.27	$ 0.28	$ 0.83	$ 0.87
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.25	$ 0.27	$ 0.77	$ 0.82
Weighted average common shares outstanding - basic	117,218	113,814	116,523	113,726
Weighted average common shares outstanding - diluted	126,610	125,541	126,812	125,498
Common dividends per share	$ -	$ 0.1970	$ 0.2000	$ 0.5910
FFO Payout Ratio	-	73.0%	26.0%	72.1%
Additional Disclosures:				
Non Cash Expense (Income)				
Straight line rent	$ (333)	$ (924)	$ (563)	$ (2,650)
Above/below market rent amortization, net	(2,756)	(3,087)	(10,756)	(13,025)
Non-cash interest expense	74	73	220	450
Deferred financing costs and mortgage premiums, net	568	520	1,623	1,553
Stock based compensation	2,341	2,234	6,365	6,124
Capital Expenditures				
Tenant improvements	$ 2,956	$ 5,335	$ 13,668	$ 16,032
Leasing commissions	258	306	955	807
Building improvements	103	345	547	676
Reimbursable property improvements	268	1,203	1,204	2,408
Pad and other development	674	1,497	4,876	3,819
Value enhancing tenant improvements	1,238	697	4,284	4,182

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

- 6 -

ROIC

Supplemental Disclosure
Quarter Ended September 30, 2020

Summary of Debt Outstanding

(unaudited, dollars in thousands)

	Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt					
Mortgage Debt:					
Casitas Plaza Shopping Center	$ 6,877	5.32%	4.20%	06/01/22	0.5%
Riverstone Marketplace	17,351	4.96%	3.80%	07/01/22	1.2%
Fullerton Crossroads	26,000	4.73%	3.82%	04/06/24	1.7%
Diamond Hills Plaza	35,500	3.55%	3.61%	10/01/25	2.5%
Net unamortized premiums/deferred financing charges	1,038				
Total Mortgage Debt	86,766	4.33%	3.76%	3.6 Years (WA)	5.9%
Unsecured Senior Notes:					
Senior Notes Due 2023	250,000	5.00%	5.21%	12/15/23	17.4%
Senior Notes Due 2024	250,000	4.00%	4.21%	12/15/24	17.4%
Senior Notes Due 2026	200,000	3.95%	3.95%	09/22/26	13.9%
Senior Notes Due 2027	250,000	4.19%	4.19%	12/15/27	17.4%
Net unamortized discounts/deferred financing charges	(6,733)				
Total Unsecured Senior Notes	943,267	4.30%	4.41%	5.1 Years (WA)	66.1%
Term Loan:					
Interest rate swaps	100,000	3.59%	3.59%	8/31/2022	6.9%
Interest rate swaps	200,000	2.74%	2.74%	8/31/2022	13.9%
Total Term Loan	300,000	3.02%	3.02%		20.8%
Total Fixed Rate Debt	**1,330,033**	**4.02%**	**4.06%**	**5.0 Years (WA)**	**92.8%**
Variable Rate Debt					
Credit Facility	103,500	1.05%	1.05%	02/20/24 (1)	7.2%
Net unamortized deferred financing charges	(2,956)				
Credit Facility, net	100,544				
Term Loan	300,000			01/20/25	
Net unamortized deferred financing charges	(1,567)				
Term Loan, net	298,433				
Interest rate swaps - Term loan	(300,000)				
Total Variable Rate Debt	**98,977**	**1.05%**	**1.05%**	**4.1 Years (WA)**	**7.2%**
TOTAL DEBT	**$ 1,429,010**	**3.80%**	**3.84%**	**4.7 Years (WA)**	**100.0%**
Net unamortized premiums on mortgages	(1,233)				
Net unamortized discounts on notes	3,229				
Net unamortized deferred financing charges	8,222				
Total Principal Debt	**$ 1,439,228**				

(1) Does not include extension options available to ROIC.

- 7 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Summary of Debt Outstanding, continued Quarter Ended September 30, 2020 (unaudited, dollars in thousands) Summary of Principal Maturities Mortgage Principal Mortgage Principal Senior Total Principal Percentage of Year Payments due at Maturity Credit Facility Term Loan Unsecured Notes Payments Debt Maturing 2020 $ 148 $ - $ - $ - $ - $ 148 0.0% 2021 717 - - - - 717 0.0% 2022 1,003 23,129 - - - 24,132 1.7% 2023 686 - - - 250,000 250,686 17.4% 2024 708 26,000 103,500 (1) - 250,000 380,208 26.4% 2025 550 32,787 - 300,000 - 333,337 23.2% 2026 - - - - 200,000 200,000 13.9% 2027 - - - - 250,000 250,000 17.4% 2028 - - - - - - 0.0% $ 3,812 $ 81,916 $ 103,500 $ 300,000 $ 950,000 $ 1,439,228 100.0% Summary of Unencumbered/Encumbered Properties Number of Percentage Properties GLA of GLA Unencumbered properties 84 9,512,563 94.5% Encumbered properties 4 552,471 5.5% 88 10,065,034 100.0% Summary of Unsecured Debt/Secured Debt Percentage of Total Amount Principal Debt Unsecured principal debt $ 1,353,500 94.0% Secured principal debt 85,728 6.0% Total Principal Debt $ 1,439,228 100.0% (1) Does not include extension options available to ROIC. - 8 -

Supplemental Disclosure
Quarter Ended September 30, 2020

Selected Financial Analysis

(unaudited, in thousands, except per share amounts)

	09/30/20	06/30/20	03/31/20	12/31/19	09/30/19
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	3.1x	3.0x	3.5x	3.4x	3.2x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.1x	2.9x	3.5x	3.3x	3.2x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	7.3x	7.9x	7.0x	7.0x	7.2x
Net principal debt (Total principal debt less cash & equivalents)/TTM EBITDA	7.1x	7.2x	7.1x	7.0x	7.0x
Debt/book value ratios, at period end:					
Total principal debt/total book assets	49.3%	51.8%	50.3%	48.7%	48.7%
Total principal debt/undepreciated book value	42.8%	45.4%	44.2%	43.0%	43.2%
Secured principal debt/undepreciated book value	2.5%	2.5%	2.6%	2.6%	2.6%
Market capitalization calculations, at period end:					
Common shares outstanding	117,264	116,962	115,440	115,871	114,700
Operating partnership units (OP units) outstanding	9,111	9,413	10,934	11,051	11,227
Common stock price per share	$ 10.42	$ 11.33	$ 8.29	$ 17.66	$ 18.23
Total equity market capitalization	$ 1,316,827	$ 1,431,828	$ 1,047,648	$ 2,241,442	$ 2,295,641
Total principal debt	1,439,228	1,569,373	1,489,515	1,420,157	1,428,298
TOTAL MARKET CAPITALIZATION	$ 2,756,055	$ 3,001,201	$ 2,537,163	$ 3,661,599	$ 3,723,939
Unsecured Senior Notes Financial Covenants: [(1)]					
Total debt to total assets not to exceed 60%	45.4%	48.1%	46.9%	45.4%	45.8%
Total secured debt to total assets not to exceed 40%	2.7%	2.6%	2.7%	2.8%	2.8%
Total unencumbered assets to total unsecured debt not to be less than 150%	220.9%	207.7%	213.5%	221.2%	219.0%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.2x	3.3x	3.3x	3.3x	3.3x

(1) Calculated in accordance with GAAP pursuant to underlying bond indentures.

- 9 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended September 30, 2020

Property Portfolio

(dollars in thousands)

Southern California		City	State	Date Acquired	Owned GLA	% Leased		ABR (1)	Major Tenants
Los Angeles metro area									
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	100.0%	$	1,931	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	*	Claremont	CA	09/23/10	92,297	97.2%		2,470	Super King Supermarket
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	94.6%		2,875	Sprouts Market
Seabridge Marketplace	*	Oxnard	CA	05/31/12	98,348	95.3%		1,862	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	92.4%		1,305	Albertson's Supermarket
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%		2,344	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	99.0%		2,346	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,505	97.2%		3,913	H-Mart Supermarket
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	100,425	100.0%		2,673	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	*	Los Angeles	CA	06/13/14	755,299	98.9%		12,494	Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket(2), TJ Maxx
Moorpark Town Center	*	Moorpark	CA	12/03/14	133,547	95.2%		2,031	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	*	Ontario	CA	01/06/15	150,149	94.4%		2,312	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	*	Thousand Oaks	CA	01/06/15	110,092	88.4%		2,468	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza	*	Woodland Hills	CA	12/31/15	110,918	91.2%		4,298	Sprouts Market, Kroger (Ralph's) Supermarket (2), Rite Aid Pharmacy (2)
Magnolia Shopping Center	*	Santa Barbara	CA	03/10/16	116,360	85.9%		2,113	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center	*	Carpinteria	CA	03/10/16	105,118	96.9%		1,792	Albertson's Supermarket, CVS Pharmacy
Bouquet Center	*	Santa Clarita	CA	04/28/16	148,903	93.8%		3,147	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center	*	Westlake Village	CA	06/01/16	146,448	93.7%		4,970	Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy, Petco
The Knolls	*	Long Beach	CA	10/03/16	52,021	95.2%		1,268	Trader Joe's, Pet Food Express
The Terraces	*	Rancho Palos Verdes	CA	03/17/17	172,922	94.9%		3,543	Trader Joe's, Marshall's, LA Fitness
Los Angeles metro area total					**2,941,759**	**95.9%**	**$**	**62,155**	
Orange County metro area									
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	105,536	96.0%	$	2,232	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	*	Corona	CA	09/30/10	74,198	98.2%		1,866	Safeway (Vons) Supermarket, CVS Pharmacy (2)
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	113,718	96.4%		2,885	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	*	Cypress	CA	12/04/12	107,246	95.5%		2,031	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	*	Garden Grove	CA	12/28/12	119,836	98.8%		1,818	AA Supermarket, Ross Dress For Less, Autozone
5 Points Plaza	*	Huntington Beach	CA	09/27/13	160,536	99.7%		4,618	Trader Joe's
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	99.0%		2,418	Kroger (Ralph's) Supermarket, Planet Fitness
Fullerton Crossroads	*	Fullerton	CA	10/11/17	219,785	98.2%		3,467	Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts
The Village at Nellie Gail Ranch	*	Laguna Hills	CA	11/30/17	89,041	94.8%		2,903	Smart & Final Extra Supermarket
Orange Country metro area total					**1,085,312**	**97.6%**	**$**	**24,238**	
San Diego metro area									
Marketplace Del Rio	*	Oceanside	CA	01/03/11	183,787	83.3%	$	3,165	Stater Brothers Supermarket, Walgreens
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,272	100.0%		2,708	CVS Pharmacy
Euclid Plaza	*	San Diego	CA	03/29/12	77,044	100.0%		1,502	Vallarta Supermarket, Walgreens
Bay Plaza	*	San Diego	CA	10/05/12	73,324	98.0%		2,086	Seafood City Supermarket
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	100.0%		947	Sprouts Market
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	98.9%		3,150	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	*	Poway	CA	02/28/14	133,852	95.0%		3,147	Stater Brothers Supermarket, AMC Theatres
San Diego metro area total					**700,296**	**94.2%**	**$**	**16,705**	
Southern California Totals					**4,727,367**	**96.1%**	**$**	**103,098**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

*Denotes properties in same center pool for 3Q 2020.

- 10 -

Supplemental Disclosure
Quarter Ended September 30, 2020

Property Portfolio, continued

(dollars in thousands)

Northern California		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
San Francisco metro area								
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	$ 1,471	Total Wine and More, Buy Buy Baby, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	135,962	98.4%	2,827	SaveMart (Lucky) Supermarket, Planet Fitness
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	90.1%	2,148	SaveMart (Lucky) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	*	Foster City	CA	05/04/12	73,943	100.0%	2,461	99 Ranch Market
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0%	560	Trader Joe's, Pharmaca Pharmacy
Santa Teresa Village	*	San Jose	CA	11/08/12	127,888	86.3%	2,707	Grocery Outlet Supermarket, Dollar Tree
Granada Shopping Center	*	Livermore	CA	06/27/13	69,325	100.0%	1,378	SaveMart (Lucky) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,093	98.8%	2,262	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	*	San Jose	CA	04/30/14	76,697	99.1%	2,549	H-Mart Supermarket
Winston Manor	*	South San Francisco	CA	01/07/15	49,852	100.0%	1,787	Grocery Outlet Supermarket
Jackson Square	*	Hayward	CA	07/01/15	114,220	100.0%	2,242	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre	*	San Ramon	CA	09/01/15	112,553	96.6%	2,608	SaveMart (Lucky) Supermarket, Walgreens
Iron Horse Plaza	*	Danville	CA	12/04/15	61,915	100.0%	2,351	Lunardi's Market
Monterey Center	*	Monterey	CA	07/14/16	25,626	93.7%	1,021	Trader Joe's, Pharmaca Pharmacy
Santa Rosa Southside Shopping Center	*	Santa Rosa	CA	03/24/17	88,535	95.9%	1,577	REI, Cost Plus World Market, DSW
Monta Loma Plaza	*	Mountain View	CA	09/19/17	48,078	100.0%	1,540	Safeway Supermarket
San Francisco metro area total					**1,294,814**	**96.8%**	**$ 31,489**	
Sacramento metro area								
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	235,514	89.3%	$ 2,721	Viva Supermarket, Ross Dress For Less (dd's Discounts), Dollar Tree
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	88.7%	984	CVS Pharmacy
Sacramento metro area total					**287,759**	**89.2%**	**$ 3,705**	
Northern California Totals					**1,582,573**	**95.4%**	**$ 35,194**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

*Denotes properties in same center pool for 3Q 2020.

- 11 -

Property Portfolio, continued

Supplemental Disclosure
Quarter Ended September 30, 2020

(dollars in thousands)

Pacific Northwest		City	State	Date Acquired	Owned GLA	% Leased		ABR (1)	Major Tenants
Seattle metro area									
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	100.0%	$	867	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%		1,681	Albertson's (Haggen) Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,592	100.0%		2,522	PCC Community Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	157,529	100.0%		1,958	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,616	69.2%		1,434	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	104,298	93.9%		2,481	WinCo Foods (2), Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	2012/2014	108,558	94.6%		1,789	Central Supermarket, Marshall's
Canyon Crossing	*	Puyallup	WA	04/15/13	120,398	100.0%		2,854	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	473,147	98.2%		11,300	Kroger (QFC) Supermarket, Bed Bath & Beyond, Dick's Sporting Goods
Bellevue Marketplace	*	Bellevue	WA	12/10/15	113,758	100.0%		3,405	Asian Family Market
Four Corner Square	*	Maple Valley	WA	12/21/15	119,531	100.0%		2,634	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Bridle Trails Shopping Center	*	Kirkland	WA	10/17/16	110,640	100.0%		2,388	Grocery Outlet Supermarket, Bartell Drugs, Dollar Tree
PCC Community Markets Plaza	*	Edmonds	WA	01/25/17	34,459	100.0%		690	PCC Community Markets
Highland Hill Shopping Center	*	Tacoma	WA	05/09/17	163,926	100.0%		2,914	Safeway Supermarket, LA Fitness, Dollar Tree, Petco
North Lynnwood Shopping Center	*	Lynnwood	WA	10/19/17	63,606	80.1%		933	Grocery Outlet Supermarket
Stadium Center	*	Tacoma	WA	02/23/18	48,888	100.0%		1,036	Thriftway Supermarket
Summerwalk Village		Lacey	WA	12/13/19	60,379	98.0%		880	Walmart Neighborhood Market
Seattle metro area total					**2,003,052**	**97.1%**	**$**	**41,766**	
Portland metro area									
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,397	100.0%	$	3,788	New Seasons Supermarket
Wilsonville Old Town Square	*	Wilsonville	OR	2010/2012	49,937	100.0%		1,850	Kroger (Fred Meyer) Supermarket (2)
Cascade Summit Town Square	*	West Linn	OR	08/20/10	94,934	100.0%		1,828	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	108,054	100.0%		1,892	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	100.0%		1,313	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	100.0%		1,407	24 Hour Fitness, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	100.0%		2,622	Albertson's Supermarket, Dollar Tree, Ace Hardware
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	100.0%		1,087	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	100.0%		2,083	H-Mart Supermarket, Bi-Mart
Wilsonville Town Center	*	Wilsonville	OR	12/11/14	167,829	100.0%		2,907	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade	*	Tigard	OR	07/28/15	88,043	100.0%		1,511	Safeway Supermarket
Sunnyside Village Square	*	Happy Valley	OR	07/28/15	92,278	100.0%		1,602	Grocery Outlet Supermarket, Snap Fitness, Ace Hardware
Johnson Creek Center	*	Happy Valley	OR	11/09/15	108,588	100.0%		2,277	Trader Joe's, Walgreens, Sportsman's Warehouse
Rose City Center	*	Portland	OR	09/15/16	60,680	100.0%		833	Safeway Supermarket
Division Center	*	Portland	OR	04/05/17	118,122	100.0%		2,107	Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco
Riverstone Marketplace	*	Vancouver	WA	10/11/17	95,774	100.0%		2,263	Kroger (QFC) Supermarket
King City Plaza	*	King City	OR	05/18/18	62,676	93.9%		929	Grocery Outlet Supermarket
Portland metro area total					**1,752,042**	**99.8%**	**$**	**32,299**	
Pacific Northwest Totals					**3,755,094**	**98.4%**	**$**	**74,065**	
TOTAL SHOPPING CENTERS					**10,065,034**	**96.8%**	**$**	**212,357**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

*Denotes properties in same center pool for 3Q 2020.

- 12 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended September 30, 2020

Same-Center Cash Net Operating Income Analysis

(unaudited, dollars in thousands)

	Three Months Ended				Nine Months Ended			
	09/30/20	**09/30/19**	**$ Change**	**% Change**	**09/30/20**	**09/30/19**	**$ Change**	**% Change**
Number of shopping centers included in same-center analysis [1]	87	87			87	87		
Same-center occupancy	96.9%	97.7%		(0.8)%	96.9%	97.7%		(0.8)%
REVENUES:								
Base rents	$ 50,986	$ 50,994	$ (8)	(0.0%)	$ 154,261	$ 151,949	$ 2,312	1.5%
Percentage rent	55	183	(128)	(69.9%)	268	316	(48)	(15.2%)
Recoveries from tenants	16,611	16,348	263	1.6%	50,520	49,536	984	2.0%
Other property income	481	455	26	5.7%	1,163	1,895	(732)	(38.6)%
Bad debt	(2,073)	(209)	(1,864)	891.9%	(8,251)	(1,112)	(7,139)	642.0%
TOTAL REVENUES	66,060	67,771	(1,711)	(2.5%)	197,961	202,584	(4,623)	(2.3%)
OPERATING EXPENSES:								
Property operating expenses	10,652	11,075	(423)	(3.8%)	31,615	32,958	(1,343)	(4.1%)
Property taxes	8,411	7,990	421	5.3%	25,090	23,673	1,417	6.0%
TOTAL OPERATING EXPENSES	19,063	19,065	(2)	(0.0%)	56,705	56,631	74	0.1%
SAME-CENTER CASH NET OPERATING INCOME	**$ 46,997**	**$ 48,706**	**$ (1,709)**	**(3.5%)**	**$ 141,256**	**$ 145,953**	**$ (4,697)**	**(3.2%)**
SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION								
GAAP Operating Income	$ 22,034	$ 35,029			$ 70,188	$ 89,242		
Depreciation and amortization	24,649	24,163			73,041	73,367		
General and administrative expenses	4,101	4,448			11,974	13,674		
Other expense	165	47			525	1,364		
Gain on sale of real estate	-	(10,357)			-	(13,175)		
Straight-line rent	(333)	(924)			(563)	(2,650)		
Amortization of above- and below-market rent	(2,756)	(3,087)			(10,756)	(13,025)		
Property revenues and other expenses [2]	(114)	(161)			(363)	135		
TOTAL COMPANY CASH NET OPERATING INCOME	47,746	49,158			144,046	148,932		
Non Same-Center Cash NOI	(749)	(452)			(2,790)	(2,979)		
SAME-CENTER CASH NET OPERATING INCOME	**$ 46,997**	**$ 48,706**			**$ 141,256**	**$ 145,953**		

(1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period.
(2) Includes anchor lease termination fees net of contractual amounts, if any, expense and recovery adjustments related to prior periods and other miscellaneous adjustments.

- 13 -

Supplemental Disclosure Top Ten Tenants Quarter Ended September 30, 2020 (dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR Total ABR 1 Albertson's / Safeway Supermarkets 19 951,600 9.8% $ 11,941 5.6% 2 Kroger Supermarkets 11 483,455 5.0% 7,335 3.4% 3 JP Morgan Chase 21 95,163 1.0% 3,157 1.5% 4 Rite Aid Pharmacy 12 232,586 2.4% 3,080 1.4% 5 SaveMart Supermarkets 4 187,639 1.9% 2,901 1.4% 6 Marshall's / TJMaxx 6 178,195 1.8% 2,819 1.3% 7 Trader Joe's 8 96,714 1.0% 2,802 1.3% 8 Sprouts Markets 4 159,163 1.6% 2,747 1.3% 9 Ross Dress For Less / dd's Discounts 7 191,703 2.0% 2,693 1.3% 10 Grocery Outlet Supermarkets 9 194,443 2.0% 2,662 1.3% Top 10 Tenants Total 101 2,770,661 28.5% $ 42,137 19.8% Other Tenants 1,816 6,969,299 71.5% 170,220 80.2% Total Portfolio 1,917 9,739,960 100.0% $ 212,357 100.0% - 14 -

Supplemental Disclosure
Quarter Ended September 30, 2020

Lease Expiration Schedule

(dollars in thousands)

Anchor Tenants [1]

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2020	1	39,956	0.4%	$ 536	0.3%	13.40
2021	6	153,360	1.6%	1,945	0.9%	12.68
2022	16	494,010	5.1%	6,207	2.9%	12.57
2023	27	860,417	8.8%	12,981	6.1%	15.09
2024	16	595,384	6.1%	9,669	4.6%	16.24
2025	20	660,405	6.8%	9,021	4.2%	13.66
2026	16	584,529	6.0%	7,671	3.6%	13.12
2027	6	123,082	1.3%	1,817	0.9%	14.76
2028	14	514,446	5.3%	9,360	4.4%	18.19
2029	10	324,843	3.3%	5,150	2.4%	15.85
2030+	29	1,074,884	11.0%	15,932	7.5%	14.82
	161	5,425,316	55.7%	$ 80,289	37.7%	$ 14.80

Non-Anchor Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2020	83	169,811	1.7%	$ 5,012	2.4%	$ 29.51
2021	285	535,861	5.5%	16,601	7.8%	30.98
2022	276	616,597	6.3%	18,703	8.8%	30.33
2023	287	649,212	6.7%	20,338	9.6%	31.33
2024	247	589,942	6.1%	18,318	8.6%	31.05
2025	229	569,098	5.8%	16,687	7.9%	29.32
2026	89	269,551	2.8%	7,957	3.7%	29.52
2027	67	211,003	2.2%	6,313	3.0%	29.92
2028	57	184,092	1.8%	6,461	3.0%	35.10
2029	45	144,512	1.5%	4,654	2.2%	32.20
2030+	91	374,965	3.9%	11,192	5.3%	29.85
	1,756	4,314,644	44.3%	$ 132,236	62.3%	$ 30.65

All Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2020	84	209,767	2.1%	$ 5,548	2.7%	26.71
2021	291	689,221	7.1%	18,546	8.7%	26.91
2022	292	1,110,607	11.4%	24,910	11.7%	22.43
2023	314	1,509,629	15.5%	33,319	15.7%	22.07
2024	263	1,185,326	12.2%	27,987	13.2%	23.61
2025	249	1,229,503	12.6%	25,708	12.1%	20.91
2026	105	854,080	8.8%	15,628	7.3%	18.30
2027	73	334,085	3.5%	8,130	3.9%	24.33
2028	71	698,538	7.1%	15,821	7.4%	22.65
2029	55	469,355	4.8%	9,804	4.6%	20.89
2030+	120	1,449,849	14.9%	27,124	12.8%	18.72
	1,917	9,739,960	100.0%	$ 212,525	100.0%	$ 21.83

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

- 15 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended September 30, 2020

Leasing Summary

New Leases	For the Three Months Ended September 30, 2020 Non-Anchor	Anchor	Total	For the Nine Months Ended September 30, 2020 Non-Anchor	Anchor	Total
Number of Leases	36	1	37	70	3	73
Gross Leasable Area (sq. ft.)	104,731	29,300	134,031	163,563	104,075	267,638
Initial Base Rent ($/sq. ft.) (1)	$ 24.24	$ 11.52	$ 21.46	$ 27.34	$ 12.63	$ 21.62
Tenant Improvements ($/sq. ft.)	$ 2.08	$ -	$ 1.63	$ 2.88	$ 4.80	$ 3.63
Leasing Commissions ($/sq. ft.)	$ 3.69	$ -	$ 2.88	$ 3.63	$ -	$ 2.22
Weighted Average Lease Term (Yrs.) (2)	6.0	15.0	8.0	6.3	17.4	10.6

Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Number of Leases	34	6	40	116	12	128
Gross Leasable Area (sq. ft.)	102,822	204,295	307,117	254,987	391,916	646,903
Initial Base Rent ($/sq. ft.) (1)	$ 29.61	$ 11.82	$ 17.78	$ 30.54	$ 12.26	$ 19.47
Tenant Improvements ($/sq. ft.)	$ 1.49	$ 0.61	$ 0.90	$ 0.83	$ 0.32	$ 0.52
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ 0.22	$ -	$ 0.09
Weighted Average Lease Term (Yrs.) (2)	4.6	4.7	4.6	4.8	4.8	4.8

Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Number of Leases	70	7	77	186	15	201
Gross Leasable Area (sq. ft.)	207,553	233,595	441,148	418,550	495,991	914,541
Initial Base Rent ($/sq. ft.) (1)	$ 26.90	$ 11.78	$ 18.90	$ 29.29	$ 12.34	$ 20.10
Tenant Improvements ($/sq. ft.)	$ 1.79	$ 0.54	$ 1.12	$ 1.63	$ 1.26	$ 1.43
Leasing Commissions ($/sq. ft.)	$ 1.86	$ -	$ 0.87	$ 1.55	$ -	$ 0.71
Weighted Average Lease Term (Yrs.) (2)	5.3	5.9	5.7	5.4	7.5	6.5

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized.

(2) Does not assume exercise of renewal options.

- 16 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended September 30, 2020

Same-Space Comparative Leasing Summary

New Leases	For the Three Months Ended September 30, 2020			For the Nine Months Ended September 30, 2020		
	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	21	1	22	41	3	44
Comparative GLA (sq. ft.) [(1)]	60,844	29,300	90,144	96,748	104,075	200,823
Prior Base Rent ($/sq. ft.) [(2)]	$ 25.08	$ 11.50	$ 20.67	$ 27.52	$ 11.03	$ 18.98
Initial Base Rent ($/sq. ft.)	$ 28.80	$ 11.52	$ 23.19	$ 31.38	$ 12.63	$ 21.66
Percentage Change in Base Rents	14.9%	0.2%	12.2%	14.0%	14.5%	14.2%
Tenant Improvements ($/sq. ft.)	$ 3.58	$ -	$ 2.42	$ 4.46	$ 4.80	$ 4.64
Leasing Commissions ($/sq. ft.)	$ 4.55	$ -	$ 3.07	$ 3.95	$ -	$ 1.90
Weighted Average Lease Term (Yrs.) [(3)]	7.6	15.0	10.0	7.4	17.4	12.6

Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	34	6	40	116	12	128
Comparative GLA (sq. ft.)	102,822	204,295	307,117	254,987	391,916	646,903
Prior Base Rent ($/sq. ft.) [(2)]	$ 26.59	$ 10.57	$ 15.93	$ 27.80	$ 11.29	$ 17.80
Initial Base Rent ($/sq. ft.)	$ 29.61	$ 11.82	$ 17.78	$ 30.54	$ 12.26	$ 19.47
Percentage Change in Base Rents	11.3%	11.9%	11.6%	9.9%	8.6%	9.4%
Tenant Improvements ($/sq. ft.)	$ 1.49	$ 0.61	$ 0.90	$ 0.83	$ 0.32	$ 0.52
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ 0.22	$ -	$ 0.09
Weighted Average Lease Term (Yrs.) [(3)]	4.6	4.7	4.6	4.8	4.8	4.8

Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	55	7	62	157	15	172
Comparative GLA (sq. ft.) [(1)]	163,666	233,595	397,261	351,735	495,991	847,726
Prior Base Rent ($/sq. ft.) [(2)]	$ 26.03	$ 10.68	$ 17.01	$ 27.73	$ 11.24	$ 18.08
Initial Base Rent ($/sq. ft.)	$ 29.31	$ 11.78	$ 19.01	$ 30.77	$ 12.34	$ 19.99
Percentage Change in Base Rents	12.6%	10.3%	11.8%	11.0%	9.8%	10.5%
Tenant Improvements ($/sq. ft.)	$ 2.26	$ 0.54	$ 1.25	$ 1.83	$ 1.26	$ 1.50
Leasing Commissions ($/sq. ft.)	$ 1.69	$ -	$ 0.70	$ 1.25	$ -	$ 0.52
Weighted Average Lease Term (Yrs.) [(3)]	5.7	5.9	5.9	5.5	7.5	6.6

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.

(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.

(3) Does not assume exercise of renewal options.

- 17 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Leased vs. Billed Summary Quarter Ended September 30, 2020 (dollars in thousands) 09/30/20 06/30/20 03/31/20 12/31/19 % leased at beginning of quarter 97.0% 97.7% 97.9% 97.7% % billed at beginning of quarter 94.2% 93.9% 94.4% 95.1% ABR of new leases signed/not yet commenced - at beginning of quarter $ 5,890 $ 7,041 $ 6,482 $ 5,945 less: ABR of new leases commenced during quarter (1,196) (844) (954) (1,370) less: ABR of new leases dismissed during quarter - (865) - - plus: ABR of new leases signed during quarter 2,161 558 1,513 1,907 ABR of new leases signed/not yet commenced - at end of quarter $ 6,855 $ 5,890 $ 7,041 $ 6,482 % leased at end of quarter 96.8% 97.0% 97.7% 97.9% % billed at end of quarter 93.4% 94.2% 93.9% 94.4% ABR of new leases commenced during quarter - actual cash received $ 179 $ 183 $ 169 $ 222 - 18 -

Supplemental Disclosure
Quarter Ended September 30, 2020

COVID-19 Update

Tenant Type [(1)]

	% of Billed Base Rent Paid		% Open
	2Q20 [(2)]	3Q20	by ABR
	as of 7/27/20	as of 10/22/20	as of 10/22/20
Grocery	98.7%	99.3%	100.0%
Drug Store	98.7%	99.0%	100.0%
Automotive Supply	99.8%	99.9%	100.0%
Home Improvement	99.1%	99.7%	100.0%
Electronics	99.4%	99.8%	100.0%
Off-price	91.6%	99.3%	100.0%
Pet Supply	91.9%	93.8%	100.0%
Postal Services	88.9%	96.2%	100.0%
Sporting Goods	78.8%	98.0%	100.0%
Financial Services	97.7%	99.2%	99.5%
Home Decor	56.9%	97.1%	99.0%
Wireless	86.0%	90.5%	98.6%
Local Services	83.0%	89.9%	98.3%
Medical & Dental	84.9%	92.3%	97.8%
Fast Food Restaurants	86.3%	92.0%	97.8%
Limited Service Restaurants	70.2%	78.9%	96.7%
General Retail	60.2%	87.0%	96.0%
Non-retail	91.2%	91.2%	95.3%
Full Service Restaurants	62.7%	63.0%	93.0%
Salons	55.7%	75.7%	92.7%
Education	64.0%	70.9%	87.2%
Apparel	83.7%	86.8%	87.0%
Fitness	38.2%	51.9%	75.7%
Entertainment	59.6%	68.2%	4.4%
Total	**81.9%**	**88.7%**	**94.8%**

Anchor & Non-Anchor [(1)]

	% of Billed Base Rent Paid		% Open
	2Q20 [(2)]	3Q20	by ABR
	as of 7/27/20	as of 10/22/20	as of 10/22/20
Anchors	89.4%	93.1%	93.0%
Non-Anchors	77.5%	86.0%	96.0%
Total	**81.9%**	**88.7%**	**94.8%**

National, Regional & Local [(1)]

	% of Billed Base Rent Paid		% Open
	2Q20 [(2)]	3Q20	by ABR
	as of 7/27/20	as of 10/22/20	as of 10/22/20
National	84.7%	92.9%	94.9%
Regional	81.8%	94.9%	96.8%
Local	76.5%	79.3%	94.2%
Total	**81.9%**	**88.7%**	**94.8%**

Metro Market [(1)]

	% of Billed Base Rent Paid		% Open
	2Q20 [(2)]	3Q20	by ABR
	as of 7/27/20	as of 10/22/20	as of 10/22/20
Los Angeles	81.6%	88.8%	93.1%
Orange County	76.5%	84.6%	97.9%
San Diego	85.2%	85.8%	91.5%
Southern California	**80.9%**	**87.3%**	**93.9%**
San Francisco	83.7%	88.8%	94.2%
Sacramento	86.2%	89.3%	98.4%
Northern California	**83.9%**	**88.9%**	**94.6%**
Seattle	80.5%	91.0%	95.3%
Portland	84.7%	90.0%	97.4%
Pacific Northwest	**82.4%**	**90.6%**	**96.2%**
Total	**81.9%**	**88.7%**	**94.8%**

(1) Data is to the best of ROIC's knowledge as of October 22, 2020. ROIC expects this data to change going forward.

(2) Total billed base rent paid for 2Q20 as of October 22, 2020 is 85.9%.

- 19 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure Investor Information Quarter Ended September 30, 2020 Retail Opportunity Investments Corp. Investor Relations: Transfer Agent: www.roireit.net Carol Merriman Syed Hussaini NASDAQ: ROIC cmerriman@roireit.net ComputerShare 11250 El Camino Real, Suite 200 858.255.7426 syed.hussaini@computershare.com San Diego, CA 92130 Equity Research Coverage Bank of America Merrill Lynch Craig Schmidt 646.855.3640 Bank of Montreal John P. Kim 212.885.4115 Juan Sanabria 312.845.4074 BTIG Michael Gorman 212.738.6138 Capital One Securities, Inc. Chris Lucas 571.633.8151 Citi Michael Bilerman 212.816.1383 Katy McConnell 212.816.4471 D.A. Davidson & Co. Barry Oxford 212.240.9871 Green Street Vince Tibone 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies Linda Tsai 212.778.8011 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James RJ Milligan 908.447.4493 Wells Fargo Tamara Fique 617.603.4262 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Fitch Ratings, Inc. Zachary Klein 646.582.4049 Moody’s Investors Service Juan Acosta 212.553.4849 S&P Global Ratings Michael Souers 212.438.2508 - 20 -